Exhibit 99.8

10/99                                                                     Page 1

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-C
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                                 $       2,871,115,274.03
Beginning of the Month Finance Charge Receivables:                            $         129,251,987.60
Beginning of the Month Discounted Receivables:                                $                   0.00
Beginning of the Month Total Receivables:                                     $       3,000,367,261.63


Removed Principal Receivables:                                                $                   0.00
Removed Finance Charge Receivables:                                           $                   0.00
Removed Total Receivables:                                                    $                   0.00


Additional Principal Receivables:                                             $                   0.00
Additional Finance Charge Receivables:                                        $                   0.00
Additional Total Receivables:                                                 $                   0.00


Discounted Receivables Generated this Period:                                 $                   0.00


End of the Month Principal Receivables:                                       $       2,753,674,330.53
End of the Month Finance Charge Receivables:                                  $         123,890,810.08
End of the Month Discounted Receivables:                                      $                   0.00
End of the Month Total Receivables:                                           $       2,877,565,140.61


Special Funding Account Balance                                               $                   0.00
Aggregate Invested Amount (all Master Trust II Series)                        $       2,300,000,000.00
End of the Month Transferor Amount                                            $         453,674,330.53
End of the Month Transferor Percentage                                                           16.48%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:
                                                                                           RECEIVABLES

           30-59 Days Delinquent                                              $          65,068,380.08
           60-89 Days Delinquent                                              $          50,261,299.25
           90+ Days Delinquent                                                $         102,427,477.52
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
           Total 30+ Days Delinquent                                          $         217,757,156.85
           Delinquent Percentage                                                                  7.57%

Defaulted Accounts During the Month                                           $          18,915,334.01
Annualized Default Percentage                                                                     7.91%

Principal Collections                                                                   444,326,533.28
Principal Payment Rate                                                                           15.48%

Total Payment Rate                                                                               16.49%


INVESTED AMOUNTS

           Class A Initial Invested Amount                                    $         184,500,000.00
           Class B Initial Invested Amount                                    $          19,125,000.00
           Class C Initial Invested Amount                                    $          21,375,000.00

INITIAL INVESTED AMOUNT                                                       $         225,000,000.00

           Class A Invested Amount                                            $         246,000,000.00
           Class B Invested Amount                                            $          25,500,000.00
           Class C Invested Amount                                            $          28,500,000.00

INVESTED AMOUNT                                                               $         300,000,000.00

           Class A Adjusted Invested Amount                                   $         246,000,000.00
           Class B Adjusted Invested Amount                                   $          25,500,000.00
           Class C Adjusted Invested Amount                                   $          28,500,000.00

ADJUSTED INVESTED AMOUNT                                                      $         300,000,000.00

PREFUNDED AMOUNT                                                              $                   0.00

FLOATING ALLOCATION PERCENTAGE                                                                   10.45%
PRINCIPAL ALLOCATION PERCENTAGE                                                                  10.45%

           Class A Principal Allocation Percentage                                               82.00%
           Class B Principal Allocation Percentage                                                8.50%
           Class C Principal Allocation Percentage                                                9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1996-C                                                               46,427,235.12


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10/99                                                                     Page 3


COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1996-C                                                                5,254,700.43

MONTHLY SERVICING FEE                                                         $             375,000.00

INVESTOR DEFAULT AMOUNT                                                       $           1,976,444.34


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING ALLOCATION PERCENTAGE                                                           82.00%

           Class A Finance Charge Collections                                 $           4,616,354.34
           Other Amounts                                                      $                   0.00

TOTAL CLASS A AVAILABLE FUNDS                                                 $           4,616,354.34


           Class A Monthly Interest                                           $           1,174,880.63
           Class A Servicing Fee                                              $             307,500.00
           Class A Investor Default Amount                                    $           1,620,684.36

TOTAL CLASS A EXCESS SPREAD                                                   $           1,513,289.35

CLASS A REQUIRED AMOUNT                                                       $                   0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING ALLOCATION PERCENTAGE                                                            8.50%

           Class B Finance Charge Collections                                 $             478,524.54
           Other Amounts                                                      $                   0.00

TOTAL CLASS B AVAILABLE FUNDS                                                 $             478,524.54

           Class B Monthly Interest                                           $             126,946.61
           Class B Servicing Fee                                              $              31,875.00

TOTAL CLASS B EXCESS SPREAD                                                   $             319,702.93
CLASS B INVESTOR DEFAULT AMOUNT                                                             167,997.77
CLASS B REQUIRED AMOUNT                                                                     167,997.77

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10/99                                                                     Page 4


CLASS C FLOATING ALLOCATION PERCENTAGE                                                            9.50%

CLASS C MONTHLY SERVICING FEE                                                                35,625.00

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                                           $           2,332,188.83


           Excess Spread Applied to Class A Required Amount                   $                   0.00

           Excess Spread Applied to Class A Investor
           Charge Offs                                                        $                   0.00

           Excess Spread Applied to Class B
           Required Amount                                                    $             167,997.77

           Excess Spread Applied to Reductions of                             $                   0.00
           Class B Invested Amount

           Excess Spread Applied to Class C Required Amount                   $             343,755.18

           Excess Spread Applied to Reductions of
           Class C Invested Amount                                            $                   0.00

           Excess Spread Applied to Monthly Cash                              $              62,500.00
           Collateral Fee

           Excess Spread Applied to Cash Collateral                           $                   0.00
           Account

           Excess Spread Applied to Spread Account                            $                   0.00

           Excess Spread Applied to Reserve Account                           $                   0.00

           Excess Spread Applied to other amounts owed to                     $                   0.00
           Cash Collateral Depositor

           Excess Spread Applied to other amounts owed to
           Spread Account Residual Interest Holders                           $                   0.00


TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                                   $           1,757,935.88

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10/99                                                                     Page 5


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                             $          13,567,305.93


SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                                $                   0.00
SERIES 1996-C

           Excess Finance Charge Collections Applied to
           Class A Required Amount                                            $                   0.00

           Excess Finance Charge Collections Applied to
           Class A Investor Charge Offs                                       $                   0.00

           Excess Finance Charge Collections Applied to
           Class B Required Amount                                            $                   0.00

           Excess Finance Charge Collections Applied to
           Reductions of Class B Invested Amount                              $                   0.00

           Excess Finance Charge Collections Applied to
           Class C Required Amount                                            $                   0.00

           Excess Finance Charge Collections Applied to
           Reductions of Class C Invested Amount                              $                   0.00

           Excess Finance Charge Collections Applied to
           Monthly Cash Collateral Fee                                        $                   0.00

           Excess Finance Charge Collections Applied to
           other amounts owed Cash Collateral Depositor                       $                   0.00

           Excess Finance Charge Collections Applied to
           other amounts owed to Spread Account Residual Interest
           Holders                                                            $                   0.00


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10/99                                                                     Page 6


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
YIELD AND BASE RATE --

           Base Rate (Current Month)                                                              7.64%
           Base Rate (Prior Month)                                                                7.62%
           Base Rate (Two Months Ago)                                                             7.51%

THREE MONTH AVERAGE BASE RATE                                                                     7.59%

           Portfolio Yield (Current Month)                                                       14.61%
           Portfolio Yield (Prior Month)                                                         11.44%
           Portfolio Yield (Two Months Ago)                                                      12.90%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                              12.98%


PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                                   $          46,427,235.12

REALLOCATED PRINCIPAL COLLECTIONS

           Allocable to Class C Interests                                     $                   0.00

           Allocable to Class B Certificates                                  $                   0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                             $                   0.00
SERIES


CLASS A SCHEDULED ACCUMULATION --

           Controlled Accumulation Amount                                     $                   0.00
           Deficit Controlled Accumulation Amount                             $                   0.00

CONTROLLED DEPOSIT AMOUNT                                                     $                   0.00


CLASS B SCHEDULED ACCUMULATION --

           Controlled Accumulation Amount                                     $                   0.00
           Deficit Controlled Accumulation Amount                             $                   0.00

CONTROLLED DEPOSIT AMOUNT                                                     $                   0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                           $          46,427,235.12
SHARING

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10/99                                                                     Page 7


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                                  $                   0.00

CLASS B INVESTOR CHARGE OFFS                                                  $                   0.00

CLASS C INVESTOR CHARGE OFFS                                                  $                   0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                       $                   0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                                        $                   0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                                        $                   0.00

CASH COLLATERAL ACCOUNT --


           Required Cash Collateral Amount                                    $           9,000,000.00
           Available Cash Collateral Amount                                   $           9,000,000.00



TOTAL DRAW AMOUNT                                                             $                   0.00
CASH COLLATERAL ACCOUNT SURPLUS                                               $                   0.00


                                            First USA Bank, NA
                                                as Servicer


                                            By: /s/ Tracie H. Klein
                                                ---------------------------
                                                    Tracie H. Klein
                                                    First Vice President